UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2022

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18455 S. Figueroa Street Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFIEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the completion of the previously disclosed investigation by the special committee of independent directors (the “Special Committee”) of Faraday Future Intelligent Electric Inc. (the “Company”) described under Item 8.01 below, on January 26, 2022, the Special Committee approved, and on January 31, 2022, the Board of Directors of the Company (the “Board”) approved and ratified (among other items) the following remedial actions to enhance oversight and corporate governance, effective immediately:

●	The appointment of Susan Swenson, currently an independent member of the Board, to the newly created position of Executive Chairperson of the Company. In light of Ms. Swenson’s assumption of the role of Executive Chairperson, Ms. Swenson will step down from the Audit and Compensation Committees of the Board;

●	Carsten Breitfield, the Company’s Chief Executive Officer, and Yueting (YT) Jia, the Company’s founder and Chief Product & User Ecosystem Officer, will report directly to Ms. Swenson and each will receive a 25% annual base salary reduction;

●	The appointment of Jordan Vogel as Lead Independent Director;

●	In light of the new leadership structure, Brian Krolicki will step down from his role as Chairman of the Board and Chair of the Nominating and Corporate Governance Committee and become a member of the Audit and Compensation Committees of the Board, and Jordan Vogel will step down from the Nominating and Corporate Governance Committee;

●	Scott Vogel will become Chair of the Audit Committee and the Nominating and Corporate Governance Committee of the Board; and

●	Jiawei (Jerry) Wang, the Company’s Vice President, Global Capital Markets, will be suspended without pay until further notice in connection with the matters referenced below, effective immediately.

Executive Chairperson Appointment and Compensation

In her role as Executive Chairperson, Ms. Swenson will be entitled to receive a monthly base salary of $100,000. In connection with her appointment as Executive Chairperson, Ms. Swenson was also awarded stock options for a number of shares equal to $3,000,000 divided by the January 31, 2022 closing stock price, (i) 50% of which will vest and become exercisable on January 31, 2023, subject to (x) Ms. Swenson having served not less than ninety (90) days as Executive Chairperson and (y) Ms. Swenson having served on the Board through January 31, 2023, and (ii) 50% of which will vest and become exercisable based on the achievement of certain stock price-based performance thresholds. In light of her appointment as Executive Chairperson, Ms. Swenson will not be considered an independent director and will no longer receive any separate compensation that she previously received as a non-employee director of the Board. There are no arrangements or understandings between Ms. Swenson, on the one hand, and any other persons, on the other hand, pursuant to which she was selected as the Company’s Executive Chairperson. Additionally, Ms. Swenson has no family relationships or related party transactions with the Company that would require disclosure under Items 401(d) or 404(a) of Regulation S-K in connection with her appointment.

Ms. Swenson has served on the Board since July 2021. She has several decades of senior level operating experience in technology-related industries, including wireless telecom, video technologies, digital media, telematics and small business software. Since March 2019, Ms. Swenson has served on the board of directors of Sonim Technologies Inc. (NASDAQ: SONM), and currently chairs its compensation committee. Since July 2018, Ms. Swenson has served on the board of directors of Vislink Technologies, Inc. (NASDAQ: VISL), a provider of wireless video communications products, where she is board chair and chair of the audit committee. Since February 2012, Ms. Swenson has served on the board of directors of Harmonic, Inc. (NASDAQ: HLIT), a video delivery and media company, where she is chair of its governance and nominating committee. From August 2012 to August 2018, Ms. Swenson served on the board of directors of FirstNet, an independent authority within the NTIA/Department of Commerce responsible for establishing a single nationwide public safety broadband network, and was chair of the board from 2014 to 2018. From December 2015 to June 2017, Ms. Swenson served as Chairperson and Chief Executive Officer of Inseego Corporation (formerly Novatel Wireless; NASDAQ: INSG), a wireless internet solutions and telematics provider, and served as the board chairperson from April 2014 to June 2017. From February 2004 to October 2005, Ms. Swenson served as the President and Chief Operating Officer of T-Mobile US, Inc. From 1999 to 2004, Ms. Swenson served as President of Leap Wireless International, Inc. (“Leap”), and Chief Executive Officer of Cricket Communications, Inc., a prepaid wireless service provider and subsidiary of Leap. Ms. Swenson also served as Chief Executive Officer of Sage North America from 2008 to 2011. Ms. Swenson previously served on the board of directors of Wells Fargo from November 1994 to December 2017. Ms. Swenson received a B.A. in French from San Diego State University.

Lead Independent Director Appointment and Compensation

In his role as Lead Independent Director, Jordan Vogel will receive an additional $27,500 annual retainer. There are no arrangements or understandings between Jordan Vogel, on the one hand, and any other persons, on the other hand, pursuant to which he was selected as the Company’s Lead Independent Director. Jordan Vogel is the brother of Scott Vogel, another independent member of the Board. Jordan Vogel has no other family relationships or related party transactions with the Company that would require disclosure under Items 401(d) or 404(a) of Regulation S-K in connection with his appointment.

Item 7.01. Regulation FD Disclosure.

On February 1, 2022, the Company issued a press release announcing the conclusion of the Special Committee investigation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information furnished under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

As previously disclosed on November 15, 2021, the Board established the Special Committee to investigate potentially inaccurate disclosures, including claims made in an October 2021 short seller report, which resulted in the Company being unable to timely file its third quarter 2021 Quarterly Report on Form 10-Q (the “Q3 Form 10-Q”) and amended Registration Statement on Form S-1 (File No. 333-258993) (the “Form S-1/A”). The Special Committee engaged outside independent legal counsel, Kirkland & Ellis LLP, and a forensic accounting firm, Alvarez and Marsal, to assist with its review. The Special Committee has completed its review and additional investigative and remedial work based on the Special Committee’s findings and actions will be performed under the direction of the newly appointed Executive Chairperson and reporting to the Audit Committee.

In connection with its review, the Special Committee has made the following findings:

•	In connection with FF Intelligent Mobility Global Holdings Ltd.’s July 2021 business combination with Property Solutions Acquisition Corp. (the “Business Combination”), statements made by certain Company employees to certain investors describing Mr. Jia’s role within the Company were inaccurate, and Mr. Jia’s involvement in the management of the Company post-Business Combination was more significant than what had been represented to certain investors.

•	The Company’s statements leading up to the Business Combination that it had received more than 14,000 reservations for the FF 91 vehicle were potentially misleading because only several hundred of those reservations were paid, while the others (totaling 14,000) were unpaid indications of interest.

•	Consistent with the Company’s previous public disclosures regarding identified material weaknesses in its internal controls, the Company’s internal controls over financial accounting and reporting require an upgrade in personnel and systems.

•	The Company’s corporate culture failed to sufficiently prioritize compliance.

The Company, under the direction of the Executive Chairperson, will continue investigative and remedial work, including regarding whether inaccurate disclosures were made relating to its corporate housing arrangements and its related party disclosures.

Based on the results of the investigation, the Special Committee has further concluded that, except as described above, other substantive allegations of inaccurate Company disclosures that it evaluated, including those made in the October 2021 short seller report, were not supported by the evidence reviewed.

Based on the results of the investigation, the Special Committee recommended the following remedial actions, which were approved by the Special Committee on January 26, 2022 and approved and ratified by the Board at its January 31, 2022 meeting:

●	The Company will implement certain remedial actions to enhance oversight and corporate governance, as described in Item 5.02 above.

●	The Company will upgrade its internal controls over financial accounting and reporting.

●	The Company will assess and enhance its policies and procedures regarding financial accounting and reporting and hire additional financial reporting and accounting support, in each case at the direction of the Audit Committee.

●	The Company will assess its corporate housing arrangements and its related party disclosures.

●	The Company will implement enhanced controls around contracting and related party transactions, including regular attestations.

●	The Company will hire a Chief Compliance Officer that reports on a dotted line to the Chair of the Audit Committee and assess and enhance the Company’s compliance policies and procedures.

●	The Company will implement a comprehensive training program for all directors and officers regarding, among other things, internal Company policies.

●	Jarret Johnson, Vice President, General Counsel and Secretary, will be separating from the Company.

●	The Company may take certain other disciplinary actions with respect to other employees.

The Company has begun to implement the foregoing remedial actions and will continue to evaluate and implement additional remedial measures based on the results of the Special Committee investigation.

On February 1, 2022, the Company submitted its compliance plan to the staff of the Nasdaq Stock Market, summarizing the foregoing findings and remedial actions and stating the Company’s intent to file the Q3 Form 10-Q and the Form S-1/A as soon as possible given the completion of the Special Committee’s review.

Forward Looking Statements

This Current Report on Form 8-K (including information incorporated herein by reference) includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements, and include the Company’s plans to implement the remedial actions approved by the Special Committee and the Board. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the implementation of the remedial measures approved by the Special Committee and the Board; the Company’s ability to regain compliance with the Nasdaq continued listing standards; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and costs to bring its vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the result of future financing efforts and general economic and market conditions impacting demand for the Company’s products. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Registration Statement on Form S-1 filed with the SEC on October 4, 2021 and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
99.1	Press Release dated February 1, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Faraday Future Intelligent Electric Inc.

Date: February 1, 2022	By:	/s/ Sue Swenson
	Name:	Sue Swenson
	Title:	Executive Chairperson